GAMNA SERIES FUNDS, INC.
                           GAMNA Focus Fund

                 Supplement dated April 21, 2003 to the
                   Prospectus dated October 30, 2002

     The second paragraph of the section "The Fund's Investment
Adviser" in the prospectus for GAMNA Focus Fund, is amended and supplemented as follows:

     Gartmore Global Investments ("Gartmore") has announced its agreement to acquire Groupama Asset Management N.A.
("Groupama"), the investment adviser of the GAMNA Focus Fund
(the "Fund"). After the closing of the acquisition, a newly registered investment adviser, Gartmore Separate Accounts LLC ("GSA"), will assume the investment advisory and operational responsibilities of Groupama and will employ substantially all of Groupama's personnel, including the Fund's portfolio managers.

     Gartmore leads the U.S. component of Gartmore Group, the global asset management arm of Nationwide. The affiliated advisers that comprise the Gartmore Group collectively manage more than $69 billion in nontaxable and taxable assets. Gartmore Group's clients include individuals as well as institutions such as corporate and public pension plans, foundations, endowments, mutual fund companies and insurance companies.

     The closing of the acquisition, which is scheduled to be on or about May 9, 2003, of Groupama will result in an assignment and, therefore a termination, of the Fund's existing Investment Advisory Agreement under the Investment Company Act of 1940, as amended (the "1940 Act"). In anticipation of the closing, the Board of Directors approved an Interim Advisory Agreement with GSA (the "Interim Agreement"). Subject to approval by the
Board of Directors, including the independent members of the Board, stockholders of the Fund will be asked to approve new advisory agreements with GSA and another Gartmore affiliate. The Interim Agreement will terminate upon the earlier of (i) stockholder approval of the new advisory agreements or (ii) 150 days after the date of the Interim Agreement.

     Concurrent with the closing of the acquisition, GAMNA Series Funds, Inc. will be renamed Gartmore Mutual Funds II, Inc. and GAMNA Focus Fund will be renamed Gartmore Focus Fund. It is anticipated that, subject to approval by the Board of Directors, during the third quarter of 2003, the Fund's distributor, transfer agent and administrator will be changed to an affiliate of Gartmore and that the Fund's custodian will be changed to a new entity unaffiliated with Gartmore. Gartmore anticipates that it will sub-contract certain of these services to an unaffiliated third party.

     Gartmore and Groupama believe that the services to be provided pursuant to the Interim Agreement, the proposed new advisory agreements and the various proposed new service agreements will be maintained at or above the current level.


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